UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-2671

DWS Municipal Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	05/31

Date of reporting period:	11/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

  NOVEMBER 30, 2008

Semiannual Report to Shareholders

DWS Strategic High Yield Tax Free Fund

Contents

4 Performance Summary

11 Information About Your Fund's Expenses

13 Portfolio Management Review

19 Portfolio Summary

21 Investment Portfolio

38 Financial Statements

43 Financial Highlights

48 Notes to Financial Statements

58 Investment Management Agreement Approval

63 Summary of Management Fee Evaluation by Independent Fee Consultant

68 Summary of Administrative Fee Evaluation by Independent Fee Consultant

69 Account Management Resources

70 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivative positions. This fund may invest in lower-quality and nonrated securities, which present greater risk of loss of principal and interest than higher-quality securities. Insurance pertains to the timely payment of principal and interest by the issuer of the underlying securities, and not to the value of the fund's shares. A portion of the fund's returns may be subject to federal, state and local taxes and the alternative minimum tax. Finally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary November 30, 2008

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2008 are 1.59%, 2.36%, 2.30% and 1.31% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended November 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local taxes and the alternative minimum tax.

Returns shown for Class A, B and C shares for the period prior to their inception on May 1, 2000 are derived from the historical performance of Class S shares of DWS Strategic High Yield Tax Free Fund during such period and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/08
DWS Strategic High Yield Tax Free Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-17.94%	-17.91%	-3.50%	-.19%	2.52%
Class B	-18.26%	-18.60%	-4.24%	-.98%	1.71%
Class C	-18.31%	-18.59%	-4.25%	-.96%	1.72%
Barclays Capital Municipal Bond Index+	-4.98%	-3.61%	1.66%	2.58%	4.13%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Average Annual Total Returns as of 11/30/08
DWS Strategic High Yield Tax Free Fund	6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	-17.86%	-17.73%	-3.26%	.04%	1.28%
Barclays Capital Municipal Bond Index+	-4.98%	-3.61%	1.66%	2.58%	3.13%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 11/30/08	$ 9.93	$ 9.94	$ 9.94	$ 9.95
5/31/08	$ 12.46	$ 12.46	$ 12.47	$ 12.48
Distribution Information: Six Months as of 11/30/08: Income Dividends	$ .32	$ .27	$ .27	$ .34
November Income Dividend	$ .0561	$ .0498	$ .0499	$ .0587
Capital Gain Distributions	$ .002	$ .002	$ .002	$ .002
SEC 30-day Yield++ as of 11/30/08	6.84%	6.37%	6.37%	7.43%
Tax Equivalent Yield++ as of 11/30/08	10.52%	9.80%	9.80%	11.43%
Current Annualized Distribution Rate++ as of 11/30/08	6.87%	6.10%	6.11%	7.18%
++ The SEC yield is net investment income per share earned over the month ended November 30, 2008 shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 6.59%, 6.10%, 6.06% and 7.38% for Classes A, B, C and Institutional Class had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal federal income rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on November 30, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 6.62%, 5.83%, 5.80% and 7.13% for Classes A, B, C and Institutional Class had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class A Lipper Rankings — High-Yield Municipal Debt Funds Category as of 11/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	43	of	106	41
3-Year	25	of	82	31
5-Year	32	of	77	42

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Strategic High Yield Tax Free Fund — Class A [] Barclays Capital Municipal Bond Index+

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 11/30/08
DWS Strategic High Yield Tax Free Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$7,840	$8,581	$9,458	$12,248
	Average annual total return	-21.60%	-4.97%	-1.11%	2.05%
Class B	Growth of $10,000	$7,906	$8,627	$9,444	$11,846
	Average annual total return	-20.94%	-4.81%	-1.14%	1.71%
Class C	Growth of $10,000	$8,141	$8,778	$9,528	$11,854
	Average annual total return	-18.59%	-4.25%	-.96%	1.72%
Barclays Capital Municipal Bond Index+	Growth of $10,000	$9,639	$10,506	$11,359	$14,991
	Average annual total return	-3.61%	1.66%	2.58%	4.13%

The growth of $10,000 is cumulative.

+ The Barclays Capital Municipal Bond Index (name changed from Lehman Brothers Municipal Bond Index, effective November 3, 2008) is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Strategic High Yield Tax Free Fund — Institutional Class [] Barclays Capital Municipal Bond Index+

Yearly periods ended November 30
Comparative Results as of 11/30/08
DWS Strategic High Yield Tax Free Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$822,700	$905,300	$1,002,000	$1,082,900
	Average annual total return	-17.73%	-3.26%	.04%	1.28%
Barclays Capital Municipal Bond Index+	Growth of $1,000,000	$963,900	$1,050,600	$1,135,900	$1,212,400
	Average annual total return	-3.61%	1.66%	2.58%	3.13%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
+ The Barclays Capital Municipal Bond Index (name changed from Lehman Brothers Municipal Bond Index, effective November 3, 2008) is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2008 is 1.52% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended November 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local taxes and the alternative minimum tax.

Average Annual Total Returns as of 11/30/08
DWS Strategic High Yield Tax Free Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	-17.90%	-17.83%	-3.31%	-.03%	2.66%
Barclays Capital Municipal Bond Index+	-4.98%	-3.61%	1.66%	2.58%	4.13%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 11/30/08	$ 9.94
5/31/08	$ 12.47
Distribution Information: Six Months as of 11/30/08: Income Dividends	$ .33
November Income Dividend	$ .0584
Capital Gain Distributions	$ .002
SEC 30-day Yield++ as of 11/30/08	7.43%
Tax Equivalent Yield++ as of 11/30/08	11.43%
Current Annualized Distribution Rate++ as of 11/30/08	7.15%
++ The SEC yield is net investment income per share earned over the month ended November 30, 2008 shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 6.88% had certain expenses not been reduced. Tax equivalent yield is based on the fund's yield and a marginal federal income rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on November 30, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 6.60% had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class S Lipper Rankings — High-Yield Municipal Debt Funds Category as of 11/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	41	of	106	39
3-Year	23	of	82	28
5-Year	28	of	77	36
10-Year	3	of	49	6

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Strategic High Yield Tax Free Fund — Class S [] Barclays Capital Municipal Bond Index+

Yearly periods ended November 30
Comparative Results as of 11/30/08
DWS Strategic High Yield Tax Free Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$8,217	$9,040	$9,985	$13,002
	Average annual total return	-17.83%	-3.31%	-.03%	2.66%
Barclays Capital Municipal Bond Index+	Growth of $10,000	$9,639	$10,506	$11,359	$14,991
	Average annual total return	-3.61%	1.66%	2.58%	4.13%

The growth of $10,000 is cumulative.

+ The Barclays Capital Municipal Bond Index (name changed from Lehman Brothers Municipal Bond Index, effective November 3, 2008) is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2008 to November 30, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment (Including Interest Expense)* for the six months ended November 30, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/08	$ 820.60	$ 817.40	$ 816.90	$ 821.00	$ 821.40
Expenses Paid per $1,000**	$ 6.57	$ 9.98	$ 9.97	$ 5.43	$ 5.48
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/08	$ 1,017.85	$ 1,014.09	$ 1,014.09	$ 1,019.10	$ 1,019.05
Expenses Paid per $1,000**	$ 7.28	$ 11.06	$ 11.06	$ 6.02	$ 6.07
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Strategic High Yield Tax Free Fund	1.44%	2.19%	2.19%	1.19%	1.20%
Expenses and Value of a $1,000 Investment (Excluding Interest Expense)* for the six months ended November 30, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/08	$ 820.60	$ 817.40	$ 816.90	$ 821.00	$ 821.40
Expenses Paid per $1,000**	$ 4.20	$ 7.61	$ 7.61	$ 3.06	$ 3.10
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/08	$ 1,020.46	$ 1,016.70	$ 1,016.70	$ 1,021.71	$ 1,021.66
Expenses Paid per $1,000**	$ 4.66	$ 8.44	$ 8.44	$ 3.40	$ 3.45
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Strategic High Yield Tax Free Fund	.92%	1.67%	1.67%	.67%	.68%
* Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses DWS Strategic High Yield Tax Free Fund's performance for the semiannual period ending November 30, 2008 and the market environment for municipal bonds.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: Will you describe the general market environment during the semiannual period ending November 30, 2008?

A: Municipal bonds delivered negative results over the six months, and lagged the taxable market. The municipal bond market, as measured by the Barclays Capital Municipal Bond Index, delivered a total return of -4.98% for the six months ended November 30, 2008.1 The broad taxable bond market, as measured by the Barclays Capital US Aggregate Index, was essentially flat for the same period, with a total return of a positive 0.24%.2

The primary factor in financial market returns over the period was ongoing credit market distress that reached new levels of visibility beginning in September. First, leading investment bank Lehman Brothers failed while global insurance conglomerate AIG was bailed out by the US Treasury. This was followed shortly by the conversion of Morgan Stanley and Goldman Sachs to bank holding companies as they sought shelter from the credit market storm, and the FDIC seizure and sale of certain operations to JPMorgan Chase of giant thrift Washington Mutual. The net result was an evaporation of liquidity as the credit markets seized in September. As these events unfolded, the Bush administration gained approval of a mammoth package designed to unfreeze credit markets by funding the removal of illiquid mortgage-related debt from the balance sheets of major financial institutions. However, the ultimate execution and impact of any rescue plan was less than clear.

1 The Barclays Capital Municipal Bond Index (name changed from Lehman Brothers Municipal Bond Index, effective November 3, 2008) is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
2 The Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.
Index returns, unlike fund returns, do not include fees or expenses.. It is not possible to invest directly into an index.

In this environment, investors fled to Treasuries; most other asset classes, including municipals, suffered. Underwriters of some municipal tender option bonds discontinued or greatly reduced their programs, forcing market participants, including the Fund, to unwind positions into an illiquid market. This put further pressure on municipals. To illustrate, the municipal market fell 4.69% in September as gauged by the Barclays Capital Municipal Bond Index.

The largest source of support for municipals over the six months was retail investors attracted by favorable yields. Mutual fund flows turned negative as the period progressed and insurance companies have been largely on the sidelines as buyers. Supply has been erratic given the economic and credit market backdrop, but overall has lagged last year's record volume only modestly.

The US Federal Reserve Board (the Fed) lowered short-term rates twice during the period for a total reduction of 100 basis points (one percentage point). This left the federal funds rate — the overnight interbank lending rate and a benchmark for interest rates generally — at 1.00% at the end of November 2008. Municipal yields declined on the short end of the curve, but rose on intermediate and longer-term issues. Since a bond's yield moves in the opposite direction of its price, this meant that performance of shorter-term municipal bonds was generally better than among longer issues.

Municipal Bond Yield Curve (as of 5/31/08 and 11/30/08)

Source: Municipal Market Data, AAA-rated universe

This chart is for illustrative purposes only and is not intended to represent the yield of any DWS fund. Performance is historical and does not guarantee future results.

The municipal bond yield curve steepened during the six months.3 The two-year bond yield decreased 15 basis points from 2.28% to 2.13%, while the 30-year yield rose 85 basis points from 4.53% to 5.38%, resulting in a total steepening of 100 basis points. (See the graph above for municipal bond yield changes from the beginning to the end of the period.)

Municipal credit spreads widened significantly during the period, as all fixed-income markets were influenced by the flight to quality that reached a crescendo in September.4 Credit spread widening was also driven by downgrades to some of the leading monoline insurers whose guarantees have traditionally applied to nearly half of municipal issues.5 Many insured issues are now trading on the basis of the underlying credits. In addition, with fewer insured issues coming to market, the outlook is for an increased supply of non-AAA-rated issues going forward, putting further pressure on spreads.6 Finally, the finances of states and localities have come under pressure with the national economic downturn, leading to wider credit spreads as market participants draw greater distinctions among municipal issues. Below-investment-grade issues were particularly hard hit, with high-yield airline- and tobacco-related issues down well over 20% for the six months.

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true), the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.
4 Credit spread — the additional yield provided by non-Treasury fixed-income securities versus Treasury securities of comparable duration.
5 Monoline insurers (also referred to as "monoline insurance companies" or simply "monolines") guarantee the timely repayment of bond principal and interest when an issuer defaults. They are so named because they originally provided services to only one industry.

Q: How did DWS Strategic High Yield Tax Free Fund perform for the semiannual period ended November 30, 2008?

A: DWS Strategic High Yield Tax Free Fund posted a return of -17.94% for the period. (Return is for Class A shares, unadjusted for sales charges. If sales charges had been included, the return would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for the performance of other share classes and more complete performance information.) Its benchmark, the unmanaged Barclays Capital Municipal Bond Index, returned -4.98%, while the fund's average peer in the Lipper High-Yield Municipal Debt Funds category returned -18.36%.7

6 Credit quality (credit rating) is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.
7 The Lipper High-Yield Municipal Debt Funds category includes funds that invest at least 50% of their assets in lower-rated municipal debt issues. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the High-Yield Municipal Debt Funds category. For the 1-, 5- and 10-year periods this category's average return was -20.28% (106 funds), -0.84% (77 funds) and 1.32% (49 funds), respectively, as of 11/30/08. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: How was the fund positioned, and how did this positioning contribute to its performance for the semiannual period ended November 30, 2008?

A: We manage the fund's exposure to below-investment-grade, high-yield issues strategically, varying that weighting according to our view of relative value. As the period began, we believed credit spreads were at levels where high-yield investors were being paid reasonably for the incremental risk. In addition, the yield curve had a significant positive slope, also contributing in our view to the relative value of high-yield bonds, which are typically issued with 30-year maturities. The steeper curve, along with wider credit spreads, had led us to add significantly to the fund's high-yield exposure, bringing issues rated BBB or lower up to approximately 44% of fund assets. While this shift did not help performance over the period, the fund was still underweight high-yield issues compared to many of its peers.8 In particular, the fund had only modest exposure to airline-related issues and no exposure to non-investment-grade tobacco bonds, both sectors that suffered large losses over the period. On the downside, the fund had significant exposure to high-yield hospital bonds, constraining returns as the sector fell somewhat more than the overall high-yield market.

Among investment-grade issues, we have been selectively increasing exposure to lower-quality issues. As credit spreads continued to widen over the period, we further increased the fund's exposure to non-AAA issues, such as A-rated hospital bonds. The fund had relatively light exposure for most of the period to investment-grade bonds with maturities over 20 years, helping to limit the impact of rising yields and falling prices on longer-dated issues. Given the steepening of the curve that has occurred, we have continued to add exposure to issues in the 20-to-25-year range.

We hedged a portion of the fund's assets against interest rate changes using LIBOR swaps.9 This strategy is intended to allow the fund to benefit to some degree from any rise in interest rates and resulting decline in the value of fixed-income instruments. This held back fund returns as the performance of the taxable and tax-free markets diverged and the value of the taxable LIBOR hedge declined at the same time as municipal bond prices.

8 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.
9 LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

Municipal yields are currently very attractive relative to US Treasury bonds, providing an income advantage even before taking into account their tax advantage. To illustrate, at the end of November, the 10-year municipal bond was yielding approximately 138% of the comparable-maturity Treasury bond, up from about 90% six months earlier. With a national economic downturn under way and the decreased role of insurance in the municipal market, we believe the expertise we bring to researching municipal sectors and individual issues has never been more important. We will continue to take a prudent approach to investing in the municipal market, while seeking to maintain an attractive dividend.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	11/30/08	5/31/08

Revenue Bonds	82%	69%
General Obligation Bonds	9%	8%
ETM/Prerefunded	8%	20%
Lease Obligations	1%	3%
	100%	100%
Quality	11/30/08	5/31/08

AAA	7%	18%
AA	17%	10%
A	18%	17%
BBB	31%	23%
BB	11%	9%
B	1%	1%
CCC	1%	—
Not Rated	14%	22%
	100%	100%
Effective Maturity	11/30/08	5/31/08

Less than 1 year	15%	9%
1-4.99 years	14%	25%
5-7.99 years	7%	15%
8-14.99 years	30%	28%
Greater than 15 years	34%	23%
	100%	100%

Weighted average effective maturity: 11.9 and 10.0 years, respectively.

Asset allocation, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Top Five State Allocations (As a % of Investment Portfolio)	11/30/08	5/31/08

Texas	13%	12%
Pennsylvania	9%	5%
New York	7%	8%
Florida	7%	5%
Washington	6%	9%

Top five state allocations are subject to change.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2008 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 94.4%
Alabama 0.4%
Camden, AL, Industrial Development Board Revenue, Weyerhaeuser, Series A, Prerefunded, 6.125%, 12/1/2024	1,000,000	1,140,070
Montgomery, AL, Medical Clinic Board, Health Care Facility Revenue, Jackson Hospital & Clinic, 5.25%, 3/1/2036	2,000,000	1,394,100
Sylacauga, AL, Health Care Authority Revenue, Coosa Valley Medical Center, Series A, 6.0%, 8/1/2035	2,000,000	1,381,080
		3,915,250
Arizona 1.4%
Arizona, Salt Verde Financial Corp., Gas Revenue, 5.25%, 12/1/2025	4,000,000	2,802,880
Phoenix, AZ, Civic Improvement Corp., Airport Revenue:
Series A, 5.0%, 7/1/2022 (a)	3,570,000	3,477,108
Series A, 5.0%, 7/1/2023 (a)	2,540,000	2,453,107
Pima County, AZ, Industrial Development Revenue, Tucson Electric Power, Series A, 6.375%, 9/1/2029	5,000,000	3,930,800
		12,663,895
California 2.0%
California, Morongo Band of Mission Indians, Enterprise Casino Revenue, Series B, 144A, 6.5%, 3/1/2028	5,000,000	4,008,750
California, Special Assessment Revenue, Golden State Tobacco Securitization Corp., Series A-1, 5.75%, 6/1/2047	1,665,000	1,049,749
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Revenue, Series A, 5.25%, 11/15/2023	620,000	460,474
Los Angeles County, CA, Public Works Financing Authority Lease Revenue, Master Project, Series A, 5.0%, 12/1/2017 (b)	5,310,000	5,188,135
Los Angeles, CA, Airport Revenue, Regional Airports Improvement Corporation Lease Revenue, Series C, AMT, 7.5%, 12/1/2024	6,035,000	4,401,507
Millbrae, CA, Senior Care Revenue, Magnolia of Millbrae Project, Series A, AMT, 7.375%, 9/1/2027	895,000	766,004
Southern California, Public Power Authority, National Gas Project Revenue, Project No. 1, Series A, 5.25%, 11/1/2022	2,500,000	1,801,675
		17,676,294
Colorado 5.2%
Colorado, E-470 Public Highway Authority Revenue, Series A-1, 5.5%, 9/1/2024 (b)	3,500,000	3,016,685
Colorado, Health Facilities Authority Revenue, Adventist Health Sunbelt, Series D, 5.125%, 11/15/2029	8,000,000	6,583,760
Colorado, Health Facilities Authority Revenue, Covenant Retirement Communities, Inc., 5.0%, 12/1/2035	11,750,000	7,674,160
Colorado, Health Facilities Authority Revenue, Valley View Hospital Association, 5.75%, 5/15/2036	2,000,000	1,416,240
Colorado, Public Energy Authority, Natural Gas Purchased Revenue, 6.25%, 11/15/2028	6,365,000	4,974,375
Colorado, Transportation/Tolls Revenue, Northwest Parkway Public Highway Authority, Series D, Prerefunded, 7.125%, 6/15/2041 (a)	7,960,000	8,420,247
Denver, CO, Airport Revenue, Series D, AMT, 7.75%, 11/15/2013	7,480,000	8,002,852
Denver, CO, City & County Single Family Mortgage Revenue, Metro Mayors Caucus, AMT, 5.25%, 11/1/2040	3,902,794	3,281,782
Montrose, CO, Memorial Hospital Revenue, 6.375%, 12/1/2023	2,355,000	2,151,316
		45,521,417
Connecticut 1.9%
Connecticut, Mohegan Tribe Indians Gaming Authority, Priority Distribution, 144A, 5.25%, 1/1/2033	3,000,000	1,936,830
Mashantucket, CT, Project Revenue, Mashantucket Western Pequot Tribe:
Series B, 144A, Zero Coupon, 9/1/2010	2,000,000	1,777,380
Series B, 144A, Zero Coupon, 9/1/2011	2,000,000	1,725,240
Series B, 144A, Zero Coupon, 9/1/2012	2,000,000	1,607,740
Series B, 144A, Zero Coupon, 9/1/2013	2,000,000	1,499,180
Series B, 144A, Zero Coupon, 9/1/2014	2,000,000	1,392,280
Mashantucket, CT, Special Revenue, Mashantucket Western Pequot Tribe, Series A, 144A, 6.5%, 9/1/2031	7,295,000	5,470,521
Mashantucket, CT, Sports, Expo & Entertainment Revenue, Mashantucket Western Pequot Tribe, Series B, 144A, 5.7%, 9/1/2012	1,000,000	933,350
		16,342,521
Delaware 0.1%
Sussex County, DE, First Mortgage Revenue, Cadbury Lewes, Series A, 6.0%, 1/1/2035	1,000,000	688,620
District of Columbia 0.9%
District of Columbia, Metropolitan Airport Authority System, Series B, AMT, 5.0%, 10/1/2023 (a) (b)	10,000,000	8,127,100
Florida 8.3%
Bayside, FL, Sales & Special Tax Revenue, Community Development District, Series A, 6.3%, 5/1/2018	445,000	410,045
Florida, Capital Region Community Development District, Capital Improvement Revenue, Series A, 7.0%, 5/1/2039	4,270,000	3,376,801
Florida, Main Street Community Development District, Capital Improvement Revenue, Series A, 6.8%, 5/1/2038	3,000,000	2,278,590
Florida, Special Assessment Revenue, East Park Community Development District, Series A, 7.5%, 5/1/2039	1,750,000	1,378,598
Florida, Special Assessment Revenue, Tolomato Community Development District, 5.4%, 5/1/2037	9,910,000	6,252,516
Highlands County, FL, Health Facilities Authority Revenue, Adventist Health System:
Series G, 5.125%, 11/15/2020	970,000	899,035
Series G, Prerefunded, 5.125%, 11/15/2020	30,000	33,187
Series G, 5.125%, 11/15/2021	1,930,000	1,761,414
Series G, Prerefunded, 5.125%, 11/15/2021	70,000	77,435
Series G, 5.125%, 11/15/2022	2,205,000	1,979,892
Series G, Prerefunded, 5.125%, 11/15/2022	75,000	82,967
Series G, 5.125%, 11/15/2023	2,245,000	1,987,745
Series G, Prerefunded, 5.125%, 11/15/2023	180,000	199,120
Hillsborough County, FL, Industrial Development Authority Revenue, Health Facilities University Community Hospital, Series A, 5.625%, 8/15/2029	13,125,000	10,130,400
Miami Beach, FL, Health Facilities Authority Hospital Revenue, Mount Sinai Medical Center, 144A, 6.75%, 11/15/2029	8,100,000	6,348,537
Orange County, FL, Health Facilities Authority Revenue, Orlando Regional Healthcare, Series C, 5.25%, 10/1/2035	5,000,000	3,783,800
Orlando, FL, Greater Aviation Authority, Airport Facilities Revenue, Jet Blue Airways Corp., AMT, 6.5%, 11/15/2036	1,000,000	614,450
Palm Beach County, FL, Health Facilities Authority Revenue, Waterford Project, 5.375%, 11/15/2022	2,600,000	2,131,610
Port St. Lucie, FL, Special Assessment Revenue, Southwest Annexation District 1, Series B, 5.0%, 7/1/2027 (b)	2,500,000	2,191,500
Seminole Tribe, FL, Special Obligation Revenue:
Series A, 144A, 5.5%, 10/1/2024	8,000,000	6,257,280
Series A, 144A, 5.75%, 10/1/2022	9,500,000	7,798,075
South Florida, Water Management District, Certificates of Participation, 5.0%, 10/1/2025 (b)	3,745,000	3,576,400
South Miami, FL, Health Facilities Authority Hospital Revenue, Baptist Health South Florida Group:
5.0%, 8/15/2023	5,000,000	4,463,650
5.0%, 8/15/2024	1,000,000	897,660
5.0%, 8/15/2025	5,000,000	4,542,750
		73,453,457
Georgia 2.2%
Americus-Sumter County, GA, Hospital & Healthcare Revenue, Hospital Authority, South Georgia Methodist, Series A, 6.375%, 5/15/2029	3,000,000	2,304,630
Atlanta, GA, Tax Allocation, Princeton Lakes Project, 144A, 5.5%, 1/1/2031	1,225,000	843,425
Georgia, Glynn-Brunswick Memorial Hospital Authority Revenue, Anticipation Certificates-Southeast Health, Series A, 5.625%, 8/1/2034	5,500,000	4,371,125
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue:
Series A, 5.0%, 3/15/2019 (a)	10,000,000	8,461,000
Series A, 5.5%, 9/15/2024	2,440,000	1,842,566
Georgia, Municipal Electric Authority, Power Revenue:
Series Z, ETM, 5.5%, 1/1/2012	80,000	84,794
Series 2005-Z, 5.5%, 1/1/2012	1,295,000	1,363,889
		19,271,429
Guam 0.1%
Government of Guam, Waterworks Authority, Water & Wastewater System Revenue, 5.5%, 7/1/2016	1,300,000	1,169,207
Illinois 2.9%
Chicago, IL, General Obligation, Series A, 5.25%, 1/1/2029 (b)	175,000	169,918
Illinois, Finance Authority Revenue, Elmhurst Memorial Healthcare, Series A, 5.625%, 1/1/2037	9,500,000	7,493,315
Illinois, Finance Authority Revenue, Friendship Village of Schaumburg, Series A, 5.625%, 2/15/2037	3,000,000	1,897,110
Illinois, Finance Authority Revenue, Monarch Landing, Inc. Facilities:
Series A, 7.0%, 12/1/2027	5,000,000	4,026,250
Series A, 7.0%, 12/1/2037	5,000,000	3,849,900
Illinois, Finance Authority Revenue, Rush University Medical Center, Series B, 5.75%, 11/1/2028 (b)	1,250,000	1,099,800
Illinois, Finance Authority Revenue, Three Crowns Park Plaza:
Series A, 5.875%, 2/15/2026	1,225,000	893,086
Series A, 5.875%, 2/15/2038	500,000	326,965
Illinois, Municipal Electric Agency Power Supply Revenue:
Series A, 5.25%, 2/1/2023 (b)	3,500,000	3,331,615
Series A, 5.25%, 2/1/2024 (b)	2,500,000	2,355,050
		25,443,009
Indiana 0.8%
Indiana, Health & Educational Facility Financing Authority, Hospital Revenue, Community Foundation Northwest, 5.5%, 3/1/2037	1,750,000	1,230,845
Indiana, Hospital & Healthcare Revenue, Health Facilities Finance Authority, Greenwood Village South Project, 5.625%, 5/15/2028	1,000,000	684,620
Indiana, Senior Care Revenue, Health Facilities Finance Authority, Franciscan Eldercare Community Services, 5.875%, 5/15/2029	2,300,000	1,628,147
North Manchester, IN, Senior Care Revenue, 7.25%, 7/1/2033	3,000,000	2,513,970
St. Joseph County, IN, Economic Development Revenue, Holy Cross Village, Notre Dame Project, Series A, 6.0%, 5/15/2026	235,000	168,098
Vigo County, IN, Hospital Authority Revenue, Union Hospital, Inc., 144A, 5.5%, 9/1/2027	1,000,000	700,460
		6,926,140
Iowa 1.1%
Altoona, IA, Urban Renewal Tax Increment Revenue, Annual Appropriation:
6.0%, 6/1/2034	1,000,000	857,150
6.0%, 6/1/2039	2,000,000	1,676,600
Cedar Rapids, IA, First Mortgage Revenue, Cottage Grove Place, Series A, 5.875%, 7/1/2028	5,335,000	3,641,138
Iowa, Finance Authority Retirement Community Revenue, Edgewater LLC Project, 6.5%, 11/15/2027	5,000,000	3,761,100
		9,935,988
Kansas 1.8%
Overland Park, KS, Industrial Development Revenue, Series A, Prerefunded, 7.375%, 1/1/2032	8,000,000	8,883,040
Wichita, KS, Hospital & Healthcare Revenue:
Series 3, 5.5%, 11/15/2025	1,300,000	1,139,073
Series 3, 5.625%, 11/15/2031	3,750,000	3,166,875
Wyandotte County, KS, Unified Government Special Obligation Revenue, Sales Tax, Series B, 5.0%, 12/1/2020	3,600,000	3,017,736
		16,206,724
Kentucky 0.5%
Kentucky, Economic Development Finance Authority, Health System Revenue, Norton Healthcare, Series A, 6.625%, 10/1/2028	1,195,000	1,071,939
Kentucky, Economic Development Finance Authority, Louisville Arena Project Revenue, Series A-1, 6.0%, 12/1/2033 (b)	3,635,000	3,507,411
		4,579,350
Louisiana 1.9%
DeSoto Parish, LA, Environmental Improvement Revenue, International Paper Co. Project, Series A, AMT, 5.75%, 9/1/2031	5,000,000	3,075,850
Louisiana, Local Government Environmental Facilities, Community Development Authority Revenue, 6.75%, 11/1/2032	6,000,000	4,442,700
Louisiana, St. John Baptist Parish Revenue, Marathon Oil Corp., Series A, 5.125%, 6/1/2037	14,000,000	8,952,860
		16,471,410
Maryland 1.9%
Anne Arundel County, MD, General Obligation, National Business Park Project, Prerefunded, 144A, 7.375%, 7/1/2028 (a)	1,933,000	2,112,885
Maryland, State Health & Higher Educational Facilities Authority Revenue, King Farm Presbyterian Community, Series B, 4.75%, 1/1/2013	5,000,000	4,509,750
Maryland, State Health & Higher Educational Facilities Authority Revenue, Mercy Medical Center, Series A, 5.0%, 7/1/2037	5,005,000	3,304,901
Maryland, State Health & Higher Educational Facilities Authority Revenue, Washington County Hospital:
5.75%, 1/1/2033	2,660,000	1,947,998
6.0%, 1/1/2028	6,100,000	4,779,045
		16,654,579
Massachusetts 4.6%
Boston, MA, Industrial Development Financing Authority Revenue, Crosstown Center Project, AMT:
6.5%, 9/1/2035	8,935,000	6,137,988
8.0%, 9/1/2035	970,000	689,622
Massachusetts, Health & Educational Facilities Authority Revenue, Caritas Christi Obligation, Series B, 6.25%, 7/1/2022	1,750,000	1,552,460
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Civic Investments, Series A, Prerefunded, 9.0%, 12/15/2015	3,400,000	4,058,138
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Partners Healthcare System, Series B, 5.125%, 7/1/2019	1,185,000	1,167,355
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	3,750,000	3,052,462
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Series B, Prerefunded, 9.15%, 12/15/2023	2,000,000	2,477,540
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Jordan Hospital, Series E, 6.75%, 10/1/2033	7,450,000	5,877,454
Massachusetts, State Health & Educational Facilities Authority Revenue, Caregroup Healthcare System:
Series E-1, 5.0%, 7/1/2028	1,500,000	1,077,555
Series E-1, 5.125%, 7/1/2038	1,500,000	1,015,590
Massachusetts, State Health & Educational Facilities Authority Revenue, Jordan Hospital, Series B, 6.875%, 10/1/2015	5,090,000	5,101,096
Massachusetts, State Health & Educational Facilities Authority Revenue, Milford Regional Medical Center:
Series E, 5.0%, 7/15/2022	2,250,000	1,670,603
Series E, 5.0%, 7/15/2032	3,250,000	2,053,382
Series E, 5.0%, 7/15/2037	2,750,000	1,675,548
Massachusetts, State Health & Educational Facilities Authority Revenue, Quincy Medical Center, Series A, 6.5%, 1/15/2038	1,500,000	1,115,790
Massachusetts, State Health & Educational Facilities Authority Revenue, South Shore Hospital:
Series F, 5.625%, 7/1/2019	370,000	337,658
Series F, 5.75%, 7/1/2029	1,480,000	1,184,814
		40,245,055
Michigan 2.7%
Dearborn, MI, Economic Development Corp. Revenue, Limited Obligation, Henry Ford Village:
7.0%, 11/15/2038	4,500,000	3,565,575
7.125%, 11/15/2043	1,500,000	1,202,460
Detroit, MI, Sales & Special Tax Revenue, Downtown Development Authority:
Zero Coupon, 7/1/2011	3,150,000	2,822,589
Zero Coupon, 7/1/2012	3,150,000	2,664,049
Detroit, MI, Sewer Disposal Revenue, Series D, 3.201%*, 7/1/2032 (b)	1,610,000	1,078,700
Kalamazoo, MI, Economic Development Corp. Revenue, Limited Obligation, Heritage Community, 5.5%, 5/15/2036	1,000,000	624,010
Kentwood, MI, Economic Development, Limited Obligation, Holland Home, Series A, 5.375%, 11/15/2036	2,000,000	1,374,840
Michigan, State Grant Anticipation Bonds, 5.25%, 9/15/2023 (b)	7,500,000	7,343,100
Michigan, State Hospital Finance Authority Revenue, Henry Ford Health System, Series A, 5.0%, 11/15/2016	1,125,000	1,042,988
Saginaw, MI, Hospital & Healthcare Revenue, Hospital Finance Authority, Covenant Medical Center, Series F, 6.5%, 7/1/2030	2,000,000	1,996,400
		23,714,711
Mississippi 1.1%
Lowndes County, MS, Solid Waste Disposal & Pollution Control Revenue, Weyerhaeuser Co. Project, Series A, 6.8%, 4/1/2022	5,500,000	4,465,670
Mississippi, Sales & Special Tax Revenue, Development Bank, Diamond Lakes Utilities, Series A, 6.25%, 12/1/2017	1,000,000	850,810
Warren County, MS, Gulf Opportunity Zone, International Paper Co.:
Series A, 6.5%, 9/1/2032	2,620,000	2,015,880
Series A, 5.5%, 9/1/2031	4,250,000	2,762,245
		10,094,605
Missouri 1.5%
Branson, MO, Regional Airport Transportation Development, District Airport Revenue, Series B, AMT, 6.0%, 7/1/2037	1,250,000	816,200
Cass County, MO, Hospital Revenue, 5.5%, 5/1/2027	2,000,000	1,449,920
Florissant, MO, Industrial Development Revenue, Desmet Acquisition, Series A, Prerefunded, 8.5%, 8/15/2030	6,400,000	7,102,656
Florissant, MO, Industrial Development Revenue, St. Catherine Acquisition, Series B, Prerefunded, 9.0%, 8/15/2030	3,025,000	3,381,194
Kansas City, MO, Industrial Development Authority, Health Facilities Revenue, First Mortgage, Bishop Spencer, Series A, 6.5%, 1/1/2035	1,000,000	740,260
		13,490,230
Nebraska 0.3%
Nebraska, Central Plains Energy Project Revenue, Project No. 1, Series A, 5.25%, 12/1/2021	3,000,000	2,208,150
Nevada 1.3%
Clark County, NV, School District, Series A, 5.0%, 6/15/2022 (b)	4,830,000	4,802,179
Las Vegas, NV, Transportation/Tolls Revenue, Las Vegas Monorail Project, 7.375%, 1/1/2030	6,000,000	1,388,280
Reno, NV, Hospital Revenue, Renown Regional Medical Center Project, Series A, 5.0%, 6/1/2027	5,000,000	3,921,150
Sparks, NV, Local Improvement Districts, Limited Obligation District No.3, 6.75%, 9/1/2027	2,000,000	1,651,660
		11,763,269
New Hampshire 0.7%
New Hampshire, Health & Education Facilities Authority Revenue, Havenwood-Heritage Heights:
Series A, 5.35%, 1/1/2026	1,035,000	700,302
Series A, 5.4%, 1/1/2030	550,000	358,286
New Hampshire, Senior Care Revenue, Health & Educational Facilities Authority, New Hampshire Catholic Charities, 5.8%, 8/1/2022	2,760,000	2,367,914
New Hampshire, Senior Care Revenue, Health & Educational Facilities Authority, Rivermead at Peterborough:
5.5%, 7/1/2013	1,285,000	1,190,591
5.625%, 7/1/2018	1,615,000	1,345,360
		5,962,453
New Jersey 2.8%
Middlesex County, NJ, Pollution Control Authority Revenue, Pollution Control Amerada, 6.05%, 9/15/2034	1,000,000	785,630
New Jersey, Economic Development Authority Revenue, Cigarette Tax, 5.75%, 6/15/2034	1,165,000	814,766
New Jersey, Economic Development Authority Revenue, Motor Vehicle Surplus Revenue, Series A, 5.0%, 7/1/2023 (b)	1,770,000	1,718,175
New Jersey, Economic Development Authority Revenue, United Methodist Homes, Series A-2, 6.625%, 7/1/2033	2,500,000	1,933,750
New Jersey, Health Care Facilities Financing Authority Revenue, St. Joseph's Health Care Systems, 6.625%, 7/1/2038	11,570,000	8,788,456
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,425,000	1,041,803
New Jersey, Tobacco Settlement Financing Corp., Series 1-A, 5.0%, 6/1/2029	15,965,000	9,727,475
		24,810,055
New York 5.3%
Albany, NY, Industrial Development Agency, Civic Facility Revenue, St. Peter's Hospital Project:
Series A, 5.25%, 11/15/2027	3,000,000	2,289,090
Series A, 5.75%, 11/15/2022	1,500,000	1,324,215
Brookhaven, NY, Hospital & Healthcare Revenue, Industrial Development Authority, Memorial Hospital Medical Center, Series A, Prerefunded, 8.25%, 11/15/2030	2,000,000	2,248,220
Long Island, NY, Power Authority, Electric Systems Revenue, Series E, 5.0%, 12/1/2022 (b)	14,075,000	13,120,152
Nassau County, NY, Industrial Development Agency, Continuing Care Retirement, Amsterdam at Harborside, Series A, 6.7%, 1/1/2043	5,000,000	3,920,550
New York, Liberty Development Corp. Revenue, National Sports Museum Project, Series A, 6.125%, 2/15/2019	2,500,000	298,500
New York, State Dormitory Authority Revenues, NYU Hospital Center, Series B, 5.25%, 7/1/2024	1,000,000	746,780
New York, State Dormitory Authority Revenues, Orange Regional Medical Center, 6.125%, 12/1/2029	2,000,000	1,543,980
New York & New Jersey, Port Authority, One Hundred Forty-Seventh, AMT, 5.0%, 10/15/2023 (a) (b)	8,260,000	7,017,531
New York City, NY, Hospital & Healthcare Revenue, Industrial Development Agency, British Airways PLC Project, AMT, 7.625%, 12/1/2032	1,500,000	1,080,210
New York City, NY, Industrial Development Agency Revenue, Liberty-7, World Trade Center, Series A, 6.25%, 3/1/2015	8,000,000	6,635,520
New York City, NY, Industrial Development Agency, Special Facility Revenue, American Airlines, JFK International Airport, AMT:
7.75%, 8/1/2031	5,000,000	3,454,800
8.0%, 8/1/2028	3,000,000	2,161,470
Orange County, NY, Senior Care Revenue, Industrial Development Agency, The Glen Arden Project, 5.7%, 1/1/2028	1,250,000	860,912
		46,701,930
North Carolina 0.7%
North Carolina, Electric Revenue, Municipal Power Agency:
Series F, 5.5%, 1/1/2016	1,000,000	1,020,650
Series F, 5.5%, 1/1/2017	1,495,000	1,515,377
Series B, 6.375%, 1/1/2013	2,075,000	2,144,699
North Carolina, Medical Care Commission, Retirement Facilities Revenue, First Mortgage, Southminster Project, Series A, 5.625%, 10/1/2027	2,500,000	1,826,200
		6,506,926
North Dakota 0.0%
Grand Forks, ND, Hospital & Healthcare Revenue, Altru Health Care System, Prerefunded, 7.125%, 8/15/2024	250,000	274,000
Ohio 3.0%
Buckeye, OH, Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/1/2030	37,505,000	25,012,460
Franklin County, OH, Hospital & Healthcare Revenue, Health Care Facilities, Ohio Presbyterian Retirement Service, Series A, Prerefunded, 7.125%, 7/1/2029	1,000,000	1,129,030
		26,141,490
Oregon 1.0%
Clackamas County, OR, North Clackamas School District No. 12, Series B, 0% to 6/15/2011, 5.0% to 6/15/2023 (b)	10,420,000	8,790,520
Pennsylvania 6.5%
Allegheny County, PA, Hospital Development Authority Revenue, West Penn Allegheny Health Systems:
Series A, 5.0%, 11/15/2028	12,160,000	6,963,424
Series B, Prerefunded, 9.25%, 11/15/2022	2,000,000	2,295,260
Series B, Prerefunded, 9.25%, 11/15/2030	4,630,000	5,313,527
Bucks County, PA, Industrial Development Authority, Retirement Community Revenue, Ann's Choice, Inc. Facility, Series A, 6.25%, 1/1/2035	2,250,000	1,603,193
Chester County, PA, Senior Care Revenue, Health & Education Facilities Authority, Jenners Pond, Inc. Project, Prerefunded, 7.625%, 7/1/2034	1,750,000	2,071,545
Delaware County, PA, Project Revenue, Authority First Management, White Horse Village Project, Series A, Prerefunded, 7.625%, 7/1/2030	1,000,000	1,097,930
Delaware Valley, PA, Regional Finance Authority, Local Government Revenue, 5.75%, 7/1/2017	6,250,000	6,697,812
Lancaster County, PA, Hospital Authority Revenue, Brethren Village Project, Series A, 6.375%, 7/1/2030	1,000,000	770,790
Montgomery County, PA, Industrial Development Authority Revenue, Whitemarsh Continuing Care, 6.25%, 2/1/2035	2,400,000	1,579,752
Montgomery County, PA, Senior Care Revenue, Higher Education & Health Authority, Philadelphia Geriatric Center, Series A, Prerefunded, 7.25%, 12/1/2027	3,125,000	3,345,781
Northampton County, PA, Hospital Authority Revenue, St. Luke's Hospital Project:
Series A, 5.375%, 8/15/2028	3,500,000	2,586,045
Series A, 5.5%, 8/15/2035	6,500,000	4,606,290
Pennsylvania, Economic Development Financing Authority, Exempt Facilities Revenue, Reliant Energy, Series A, AMT, 6.75%, 12/1/2036	4,000,000	2,496,840
Pennsylvania, Hospital & Healthcare Revenue, Economic Development Financing Authority, UPMC Health System, Series A, 6.0%, 1/15/2031	5,095,000	4,939,959
Pennsylvania, Sales & Special Tax Revenue, Economic Development Financing Authority, Amtrak Project, Series A, AMT, 6.125%, 11/1/2021	700,000	609,399
Philadelphia, PA, Hospitals & Higher Education Facilities Authority Revenue, Temple University Health Systems, Series A, 5.0%, 7/1/2034	10,000,000	5,900,400
Westmoreland County, PA, Industrial Development Authority Revenue, Redstone Retirement Community, Series A, 5.875%, 1/1/2032	1,000,000	709,250
Westmoreland County, PA, Senior Care Revenue, Industrial Development Authority, Health Care Facilities-Redstone, Series B, Prerefunded, 8.125%, 11/15/2030	3,000,000	3,376,650
		56,963,847
Puerto Rico 4.6%
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority Revenue, Series A, 6.0%, 7/1/2038	25,000,000	22,289,750
Commonwealth of Puerto Rico, General Obligation:
Series A, 5.0%, 7/1/2021	5,000,000	4,336,250
Series A, 6.0%, 7/1/2038	7,200,000	6,233,328
Commonwealth of Puerto Rico, Government Development Bank, Series B, 5.0%, 12/1/2015	1,470,000	1,404,350
Puerto Rico, Public Buildings Authority Revenue, Government Facilities:
Series N, 5.5%, 7/1/2024	2,000,000	1,766,320
Series M, 6.25%, 7/1/2022	5,000,000	4,792,300
		40,822,298
South Carolina 1.6%
Greenwood County, SC, Hospital & Healthcare Revenue, South Carolina Memorial Hospital, 5.5%, 10/1/2031	1,500,000	1,212,495
Hardeeville, SC, Assessment Revenue, Anderson Tract Municipal Improvement District:
Series B, 7.5%, 11/1/2015	1,000,000	919,250
Series A, 7.75%, 11/1/2039	4,917,000	3,980,803
South Carolina, Jobs Economic Development Authority Revenue, Bon Secours Health System, Series B, 5.625%, 11/15/2030	3,960,000	3,297,690
South Carolina, Jobs Economic Development Authority, Hospital Facilities Revenue, Palmetto Health Alliance:
Series C, Prerefunded, 7.0%, 8/1/2030 (a)	600,000	702,354
Series A, Prerefunded, 7.375%, 12/15/2021	3,500,000	3,920,945
		14,033,537
South Dakota 0.8%
South Dakota, State Health & Educational Facilities Authority Revenue, Avera Health:
Series B, 5.25%, 7/1/2038	3,000,000	2,083,620
Series B, 5.5%, 7/1/2035	5,000,000	3,672,000
South Dakota, State Health & Educational Facilities Authority Revenue, Sanford Health, 5.0%, 11/1/2027	1,000,000	867,850
		6,623,470
Tennessee 3.9%
Clarksville, TN, Natural Gas Acquisition Corp., Gas Revenue:
5.0%, 12/15/2017	2,500,000	2,041,950
5.0%, 12/15/2018	2,160,000	1,728,454
Elizabethton, TN, Hospital & Healthcare Revenue, Health & Educational Facilities Board, Series B, Prerefunded, 8.0%, 7/1/2033	3,000,000	3,369,420
Jackson, TN, Hospital Revenue, Jackson-Madison Project, 5.625%, 4/1/2038	3,000,000	2,421,180
Johnson City, TN, Health & Educational Facilities, Board Hospital Revenue, First Mortgage, Mountain States Health Alliance, Series A, 5.5%, 7/1/2036	18,795,000	12,660,500
Johnson City, TN, Hospital & Healthcare Revenue, Health & Educational Facilities Board Hospital, Series A, Prerefunded, 7.5%, 7/1/2033	5,000,000	5,556,700
Tennessee, Energy Acquisition Corp., Gas Revenue, Series A, 5.25%, 9/1/2018	8,000,000	6,414,800
		34,193,004
Texas 11.0%
Abilene, TX, Hospital & Healthcare Revenue, Health Facilities, Sears Methodist Retirement Facilities, Series A, 7.0%, 11/15/2033	3,500,000	2,859,850
Abilene, TX, Senior Care Revenue, Health Facilities Development, Sears Methodist Retirement Facilities, Series A, 5.9%, 11/15/2025	2,500,000	1,880,550
Austin, TX, Bergstrom Landhost Enterprises, Inc., Airport Hotel Project, Series A, 6.75%, 4/1/2027	4,930,000	3,327,996
Brazos River, TX, Pollution Control Authority Revenue, Series D-1, AMT, 8.25%, 5/1/2033	7,000,000	5,031,530
Fort Bend, TX, General Obligation, Independent School District, Series A, 5.25%, 8/15/2025	4,445,000	4,479,538
Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Memorial Hermann Healthcare Systems, Series A, 5.125%, 12/1/2023	1,175,000	946,557
Houston, TX, Transportation/Tolls Revenue, Special Facilities, Continental Airlines, Inc., Series E, AMT, 6.75%, 7/1/2029	10,100,000	6,292,603
Jefferson County, TX, County General Obligation, 5.75%, 8/1/2017 (b)	1,185,000	1,270,166
Lewisville, TX, Combination Contract Revenue, 144A, 6.75%, 10/1/2032	17,075,000	13,762,108
North Texas, Tollway Authority Revenue:
First Tier, Series A, 5.625%, 1/1/2033	1,000,000	862,700
Second Tier, Series F, 5.75%, 1/1/2038	17,500,000	14,608,300
Plano, TX, Independent School District, 5.375%, 2/15/2016 (a)	1,700,000	1,777,367
Tarrant County, TX, Cultural Educational Facilities Finance Corp. Revenue, Texas Health Resources, Series A, 5.0%, 2/15/2022	2,000,000	1,825,080
Texas, Dallas-Fort Worth International Airport Revenue, Series A, AMT, 5.5%, 11/1/2020 (b)	7,125,000	6,420,836
Texas, Industrial Development Revenue, Waste Disposal Authority, Series A, AMT, 6.1%, 8/1/2024	5,000,000	3,488,250
Texas, Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue:
Series D, 5.625%, 12/15/2017	14,790,000	12,670,593
Series D, 6.25%, 12/15/2026	6,875,000	5,486,594
Texas, SA Energy Acquisition Public Facility Corp., Gas Supply Revenue, 5.5%, 8/1/2020	10,000,000	7,808,500
Texas, Water & Sewer Revenue, Waste Disposal Authority, AMT, 6.65%, 4/1/2032	2,000,000	1,445,380
Tom Green County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Shannon Health System Project, 6.75%, 5/15/2021	1,000,000	914,610
		97,159,108
Utah 0.3%
Salt Lake City, UT, Hospital & Healthcare Revenue, IHC Hospitals, Inc., ETM, 6.15%, 2/15/2012	2,000,000	2,220,400
Vermont 0.1%
Vermont, Multi-Family Housing Revenue, Housing Finance Agency, Northgate Project, AMT, 144A, 8.25%, 6/15/2020 (c)	760,000	738,287
Virginia 1.1%
Virginia, Marquis Community Development Authority Revenue, 5.625%, 9/1/2018	7,500,000	6,146,475
Virginia, Peninsula Ports Authority, Residential Care Facility Revenue, Virginia Baptist Homes, Series C, 5.4%, 12/1/2033	2,600,000	1,701,700
Virginia, Peninsula Town Center Community Development Authority Revenue, Special Obligation, 6.45%, 9/1/2037	3,000,000	2,169,990
		10,018,165
Washington 3.8%
Klickitat County, WA, Public Hospital District No. 2 Revenue, Skyline Hospital, 6.5%, 12/1/2038	3,205,000	2,392,308
Port Seattle, WA, Airport Revenue, Series B, AMT, 6.0%, 2/1/2014 (b)	4,885,000	4,972,588
Washington, Electric Revenue, Energy Northeast Electric, Series A, 5.75%, 7/1/2018 (b)	3,500,000	3,717,315
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 3, Series B, 7.125%, 7/1/2016 (a)	2,500,000	3,016,150
Washington, State Health Care Facilities Authority Revenue, Series C, 5.375%, 8/15/2028 (b)	2,970,000	2,159,695
Washington, State Health Care Facilities Authority Revenue, Virginia Mason Medical Center:
Series B, 5.75%, 8/15/2037 (b)	6,675,000	4,714,953
Series A, 6.125%, 8/15/2037	16,000,000	12,017,600
		32,990,609
West Virginia 1.0%
West Virginia, Hospital & Healthcare Revenue, Hospital Finance Authority, Charleston Medical Center, Prerefunded, 6.75%, 9/1/2030	980,000	1,072,296
West Virginia, State Hospital Finance Authority Revenue, Thomas Health Systems:
6.5%, 10/1/2028	7,000,000	5,487,160
6.5%, 10/1/2038	3,000,000	2,215,650
		8,775,106
Wisconsin 0.8%
Wisconsin, Hospital & Healthcare Revenue, Health & Education Facilities Authority, Aurora Health Care, Inc., 6.875%, 4/15/2030	5,000,000	4,619,250
Wisconsin, State Health & Educational Facilities Authority Revenue, Beaver Dam Community Hospitals, Inc., Series A, 6.75%, 8/15/2034	2,500,000	2,007,276
		6,626,526
Multi-State 0.5%
Non-Profit Preferred Funding Trust I, Series A1, 4.22%, 9/15/2037	4,860,538	4,216,030
Total Municipal Bonds and Notes (Cost $998,740,919)		831,130,171

Municipal Inverse Floating Rate Notes (d) 27.5%
California 3.7%
California, State Department of Water Resources, Power Supply Revenue, Series A, Prerefunded, 5.375%, 5/1/2018 (b) (e)	3,750,000	4,192,519
Trust: California, State Department of Water Resources, Power Supply Revenue, Series 309, 144A, 9.475%, 5/1/2018, Leverage Factor at purchase date: 2 to 1
California, State Economic Recovery, Series A, 5.0%, 7/1/2015 (b) (e)	5,800,000	6,230,853
Trust: California, State Economic Recovery, Series 926, 144A, 7.972%, 7/1/2014, Leverage Factor at purchase date: 2 to 1
Sacramento, CA, Municipal Utility District, Electric Revenue, Series U, 5.0%, 8/15/2024 (b) (e)	8,500,000	8,102,618
Sacramento, CA, Municipal Utility District, Electric Revenue, Series U, 5.0%, 8/15/2025 (b) (e)	11,000,000	10,485,741
Trust: Sacramento, CA, Municipal Utility District, Electric Revenue, Series R 11513-1, 144A, 16.664%, 8/15/2024, Leverage Factor at purchase date: 5 to 1
San Diego County, CA, Water Authority Revenue, Certificate of Participation, Series 2008-A, 5.0%, 5/1/2027 (b) (e)	2,126,587	1,989,744
San Diego County, CA, Water Authority Revenue, Certificate of Participation, Series 2008-A, 5.0%, 5/1/2028 (b) (e)	1,935,078	1,810,558
Trust: San Diego County, CA, Certificate of Participation, Water Utility Improvements, Series 2008-1104, 144A, 8.213%, 5/1/2027, Leverage Factor at purchase date: 2 to 1
		32,812,033
Hawaii 1.1%
Hawaii, State General Obligation, Series DK, 5.0%, 5/1/2027 (e)	10,000,000	9,869,450
Trust: Hawaii, State General Obligation, Series 2867, 144A, 15.83%, 5/1/2027, Leverage Factor at purchase date: 4 to 1
Illinois 0.7%
Aurora, IL, Single Family Mortgage Revenue, Series C, AMT, 5.5%, 6/1/2045 (e)	6,770,725	5,818,210
Trust: Aurora, IL, Single Family Mortgage Revenue, Puttable Floating Option Tax Exempt Receipts, RITES-PA-1499, AMT, 144A, 13.452%, 6/1/2045, Leverage Factor at purchase date: 3.2 to 1
Nevada 2.4%
Clark County, NV, School District, Series C, 5.0%, 6/15/2021 (e)	7,851,481	7,825,143
Clark County, NV, School District, Series C, 5.0%, 6/15/2022 (e)	8,203,602	8,176,083
Clark County, NV, School District, Series C, 5.0%, 6/15/2023 (e)	5,298,193	5,280,421
Trust: Clark County, NV, School Improvements, Series 2008-1153, 144A, 8.711%, 6/15/2021, Leverage Factor at purchase date: 2 to 1
		21,281,647
New York 3.5%
New York, State Dormitory Authority Revenues, Personal Income Tax Revenue, Series A, 5.0%, 3/15/2023 (e)	5,095,207	5,057,642
Trust: New York, State Dormitory Authority Revenues, Secondary Issues, Series 1955-2, 144A, 16.446%, 3/15/2023, Leverage Factor at purchase date: 4 to 1
New York, State Environmental Facilities Corp., Clean Drinking Water, Series A, 5.0%, 6/15/2025 (e)	4,000,000	3,950,016
New York, State Environmental Facilities Corp., Clean Drinking Water, Series A, 5.0%, 6/15/2026 (e)	3,000,000	2,962,512
New York, State Environmental Facilities Corp., Clean Drinking Water, Series A, 5.0%, 6/15/2027 (e)	3,000,000	2,962,512
Trust: New York, State Environmental Facilities Corp., Clean Drinking Water, Series 2870, 144A, 14.596%, 6/15/2025, Leverage Factor at purchase date: 3.6 to 1
New York City, NY, Transitional Finance Authority Revenue, Series C-1, 5.0%, 11/1/2027 (e)	16,000,000	15,748,960
Trust: New York City, NY, Transitional Finance Authority Revenue, Series 2072, 144A, 6.08%, 11/1/2027, Leverage Factor at purchase date: 4 to 1
		30,681,642
Ohio 1.2%
Ohio, State Higher Educational Facilities Commission Revenue, Cleveland Clinic Health, Series A, 5.125%, 1/1/2028 (e)	4,522,767	4,006,419
Ohio, State Higher Educational Facilities Commission Revenue, Cleveland Clinic Health, Series A, 5.25%, 1/1/2033 (e)	7,712,913	6,832,358
Trust: Ohio, State Higher Education Revenue, Series 3139, 144A, 12.98%, 1/1/2028, Leverage Factor at purchase date: 3 to 1
		10,838,777
Pennsylvania 4.3%
Pennsylvania, State General Obligation, Series A, 5.0%, 8/1/2023 (e)	21,790,000	21,978,025
Trust: Pennsylvania, State General Obligation, Series R-11505-1, 144A, 36.754%, 8/1/2023, Leverage Factor at purchase date: 10 to 1
Pennsylvania, State General Obligation, Series A, 5.0%, 8/1/2024 (e)	15,475,000	15,528,008
Trust: Pennsylvania, State Revenue Bond, Series 2720, 144A, 10.176%, 8/1/2024, Leverage Factor at purchase date: 3 to 1
		37,506,033
Tennessee 1.7%
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2024 (e)	14,996,415	15,050,190
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-1, 144A, 16.066%, 1/1/2024, Leverage Factor at purchase date: 4 to 1
Texas 5.1%
Conroe, TX, Independent School District, School Building, 5.0%, 2/15/2024 (e)	3,710,000	3,684,585
Conroe, TX, Independent School District, School Building, 5.0%, 2/15/2025 (e)	4,315,000	4,285,441
Trust: Conroe, TX, Independent School District, Series 2487, 144A, 16.013%, 2/15/2024, Leverage Factor at purchase date: 4 to 1
San Antonio, TX, Electric & Gas Revenue, 5.0%, 2/1/2024 (e)	15,000,000	14,764,100
Trust: San Antonio, TX, Electric & Gas Revenue, Series 2957, 144A, 12.22%, 2/1/2024, Leverage Factor at purchase date: 3 to 1
Texas, North East Independent School District, School Building, Series A, 5.0%, 8/1/2024 (e)	10,000,000	9,965,260
Trust: Texas, North East Independent School District, Series 2355, 144A, 20.04%, 8/1/2024, Leverage Factor at purchase date: 5 to 1
Texas, State Transportation Commission Revenue, 5.0%, 4/1/2026 (e)	12,500,000	12,229,875
Trust: Texas, State Transportation Commission Revenue, Series 2563, 144A, 19.84%, 4/1/2026, Leverage Factor at purchase date: 5 to 1
		44,929,261
Washington 3.8%
Washington, Energy Northwest Electric Revenue, Columbia Generating Station, Series A, 5.0%, 7/1/2024 (e)	10,000,000	9,798,260
Trust: Washington, Energy Northwest Electric Revenue, Series 2301, 144A, 20.16%, 7/1/2024, Leverage Factor at purchase date: 5 to 1
Washington, State General Obligation, Series 2007A, 5.0%, 7/1/2023 (b) (e)	10,000,000	9,979,200
Trust: Washington, State General Obligation, Series 2302, 144A, 17.16%, 7/1/2023, Leverage Factor at purchase date: 5 to 1
Washington, State General Obligation, Series A, 5.0%, 7/1/2025 (e)	10,000,000	9,833,700
Trust: Washington, State General Obligation, Series 2154, 144A, 20.16%, 7/1/2025, Leverage Factor at purchase date: 5 to 1
Washington, State Public Power Supply System, Nuclear Project No. 2, 5.4%, 7/1/2012	3,000,000	3,499,020
		33,110,180
Total Municipal Inverse Floating Rate Notes (Cost $257,510,829)		241,897,423
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,256,251,748)+	121.9	1,073,027,594
Other Assets and Liabilities, Net	(21.9)	(193,179,563)
Net Assets	100.0	879,848,031
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of November 30, 2008.
+ The cost for federal income tax purposes was $1,255,459,955. At November 30, 2008, net unrealized depreciation for all securities based on tax cost was $182,432,361. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $11,908,815 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $194,341,176.
(a) At November 30, 2008, this security has been pledged, in whole or in part, as collateral for open interest rate swaps.
(b) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group, Inc.	1.5
American Capital Assurance	0.4
Assured Guaranty Corp.	0.3
Financial Guaranty Insurance Co.	3.6
Financial Security Assurance, Inc.	4.6
MBIA Corp.	2.6
Radian	0.2
(c) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these security.
Schedule of Restricted Security
Security	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as a % of Net Assets
Vermont, Multi-Family Housing Revenue, Housing Finance Agency, Northgate Project, AMT, 144A, 8.25%, 6/15/2020	12/12/1989	745,610	738,287	0.1
(d) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.
(e) Security forms part of the below tender option bond trust. Principal Amount and Value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

RITES: Residual Interest Tax Exempt Security

At November 30, 2008, open interest rate swaps were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Depreciation ($)
9/26/2008 9/26/2018	19,300,000[1]	Fixed — 4.145%	Floating — LIBOR	(1,676,341)
12/10/2008 12/10/2023	5,300,000[2]	Fixed — 5.06%	Floating — LIBOR	(1,217,149)
12/10/2008 12/10/2023	5,250,000[3]	Fixed — 5.048%	Floating — LIBOR	(1,198,111)
10/1/2008 4/1/2025	9,400,000[2]	Fixed — 4.662%	Floating — LIBOR	(1,839,194)
2/12/2009 2/12/2026	5,400,000[4]	Fixed — 5.006%	Floating — LIBOR	(1,352,928)
11/21/2008 11/21/2028	15,000,000[3]	Fixed — 4.854%	Floating — LIBOR	(3,921,348)
12/12/2008 12/12/2028	16,600,000[4]	Fixed — 5.214%	Floating — LIBOR	(5,230,766)
1/31/2009 1/31/2029	31,300,000[4]	Fixed — 5.116%	Floating — LIBOR	(9,417,309)
12/19/2008 12/12/2031	13,000,000[1]	Fixed — 5.185%	Floating — LIBOR	(4,504,660)
12/19/2008 12/19/2031	30,000,000[1]	Fixed — 5.195%	Floating — LIBOR	(10,420,011)
Total unrealized depreciation on open interest rate swaps				(40,777,817)
Counterparties: [1] Goldman Sachs & Co. [2] Citigroup Global Markets, Inc. [3] Morgan Stanley Co., Inc. [4] JPMorgan Chase Securities, Inc. LIBOR: Represents the London InterBank Offered Rate.

Fair Value Measurements

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ —	$ —
Level 2	1,073,027,594	(40,777,817)
Level 3	—	—
Total	$ 1,073,027,594	$ (40,777,817)
++ Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as interest rate swaps, which are valued at the unrealized appreciation (depreciation) on the instrument.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $1,256,251,748)	$ 1,073,027,594
Interest receivable	20,587,345
Receivable for investments sold	426,477
Receivable for Fund shares sold	8,891,032
Due from Advisor	254,152
Other assets	88,105
Total assets	1,103,274,705
Liabilities
Cash overdraft	267,341
Notes payable	2,000,000
Payable for floating rate notes issued	175,147,795
Payable for Fund shares redeemed	2,938,673
Distributions payable	1,183,992
Net unrealized depreciation on open interest rate swaps	40,777,817
Accrued management fee	403,345
Other accrued expenses and payables	707,711
Total liabilities	223,426,674
Net assets, at value	$ 879,848,031
Net Assets Consist of
Undistributed net investment income	482,709
Net unrealized appreciation (depreciation) on: Investments	(183,224,154)
Interest rate swaps	(40,777,817)
Accumulated net realized gain (loss)	(13,160,283)
Paid-in capital	1,116,527,576
Net assets, at value	$ 879,848,031

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($260,184,311 ÷ 26,189,712 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.93
Maximum offering price per share (100 ÷ 95.50 of $9.93)	$ 10.40

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($15,970,001 ÷ 1,607,187 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.94

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($73,348,584 ÷ 7,378,179 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.94
Class S Net Asset Value, offering and redemption price(a) per share ($520,385,930 ÷ 52,331,402 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.94

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($9,959,205 ÷ 1,001,058 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.95
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended November 30, 2008 (Unaudited)
Investment Income
Income: Interest	$ 39,528,758
Expenses: Management fee	2,921,751
Administration fee	571,314
Services to shareholders	970,702
Custodian fee	20,601
Distribution and service fees	946,666
Professional fees	98,766
Trustees' fees and expenses	20,918
Reports to shareholders	79,382
Interest expense and fees on floating rate notes	2,974,329
Registration fees	67,898
Other	39,680
Total expenses before expense reductions	8,712,007
Expense reductions	(945,977)
Total expenses after expense reductions	7,766,030
Net investment income	31,762,728
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	3,663,329
Interest rate swaps	(7,691)
3,655,638
Change in net unrealized appreciation (depreciation) on: Investments	(207,065,247)
Interest rate swaps	(42,319,297)
(249,384,544)
Net gain (loss)	(245,728,906)
Net increase (decrease) in net assets resulting from operations	$ (213,966,178)

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended November 30, 2008 (Unaudited)
Increase (decrease) in cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$ (213,966,178)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) in operating activities:
Purchases of long-term investments	(757,718,321)
Net amortization of premium (discount)	320,635
Proceeds from sales and maturities of long-term investments	941,888,858
(Increase) decrease in interest receivable	829,594
(Increase) decrease in other assets	(154,150)
(Increase) decrease in receivable for investments sold	(35,808)
Increase (decrease) in payable for investments purchased	(41,730,073)
Increase (decrease) in accrued expenses and payables	(140,057)
Change in net unrealized (appreciation) depreciation on investments	207,065,247
Change in net unrealized (appreciation) depreciation on interest rate swaps	42,319,297
Net realized (gain) loss from investments	(3,663,329)
Cash provided (used) by operating activities	175,015,715
Cash Flows from Financing Activities
Net increase (decrease) in cash overdraft	267,341
Net increase (decrease) in notes payable	2,000,000
Proceeds from shares sold	303,438,157
Cost of shares redeemed	(431,949,788)
Increase (decrease) in payable for floating rate notes issued	(38,705,232)
Distributions paid (net of reinvestment of distributions)	(12,159,915)
Cash provided (used) by financing activities	(177,109,437)
Increase (decrease) in cash	(2,093,722)
Cash at beginning of period	2,093,722
Cash at end of period	$ —
Supplemental Disclosure
Reinvestment of distributions	$ 19,033,183
Interest paid on notes	$ 17,130

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended November 30, 2008 (Unaudited)	Year Ended May 31, 2008
Operations: Net investment income	$ 31,762,728	$ 49,354,897
Net realized gain (loss)	3,655,638	2,732,694
Change in net unrealized appreciation (depreciation)	(249,384,544)	(34,948,929)
Net increase (decrease) in net assets resulting from operations	(213,966,178)	17,138,662
Distributions to shareholders from: Net investment income: Class A	(8,805,965)	(11,902,184)
Class B	(516,856)	(1,270,196)
Class C	(2,040,678)	(2,616,395)
Class S	(19,782,156)	(32,920,918)
Institutional Class	(289,516)	(242,680)
Net realized gains: Class A	(45,059)	—
Class B	(2,732)	—
Class C	(12,621)	—
Class S	(88,322)	—
Institutional Class	(1,701)	—
Total distributions	(31,585,606)	(48,952,373)
Fund share transactions: Proceeds from shares sold	296,880,752	560,011,073
Reinvestment of distributions	19,033,183	30,362,194
Cost of shares redeemed	(432,661,465)	(283,956,203)
Redemption fees	7,871	13,979
Net increase (decrease) in net assets from Fund share transactions	(116,739,659)	306,431,043
Increase (decrease) in net assets	(362,291,443)	274,617,332
Net assets at beginning of period	1,242,139,474	967,522,142
Net assets at end of period (including undistributed net investment income of $482,709 and $155,152, respectively)	$ 879,848,031	$ 1,242,139,474

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended May 31,	2008[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 12.46	$ 12.83	$ 12.78	$ 12.88	$ 12.50	$ 12.86
Income from investment operations: Net investment income	.32	.59	.59	.60	.65	.67
Net realized and unrealized gain (loss)	(2.53)	(.37)	.05	(.10)	.39	(.35)
Total from investment operations	(2.21)	.22	.64	.50	1.04	.32
Less distributions from: Net investment income	(.32)	(.59)	(.59)	(.60)	(.65)	(.67)
Net realized gains	(.00)***	—	—	(.00)***	(.01)	(.01)
Total distributions	(.32)	(.59)	(.59)	(.60)	(.66)	(.68)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 9.93	$ 12.46	$ 12.83	$ 12.78	$ 12.88	$ 12.50
Total Return (%)[b]	(17.94)c**	1.73[c]	5.03[c]	4.01	8.48[c]	2.48[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	260	334	196	181	182	151
Ratio of expenses before expense reductions (including interest expense) (%)[d]	1.51*	1.60	1.20	1.31	1.08	1.08
Ratio of expenses after expenses reductions (including interest expense) (%)[d]	1.44*	1.57	1.20	1.31	1.02	.88
Ratio of expenses after expense reductions (excluding interest expense) (%)	.92*	.94	.96	.98	.90	.80
Ratio of net investment income (%)	5.48*	4.67	4.56	4.70	5.14	5.24
Portfolio turnover rate (%)	57**	70	57	43	34	44
[a] For the six months ended November 30, 2008 (Unaudited).
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended May 31,	2008[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 12.46	$ 12.84	$ 12.78	$ 12.89	$ 12.51	$ 12.86
Income from investment operations: Net investment income	.28	.49	.49	.50	.55	.57
Net realized and unrealized gain (loss)	(2.53)	(.38)	.06	(.11)	.39	(.34)
Total from investment operations	(2.25)	.11	.55	.39	.94	.23
Less distributions from: Net investment income	(.27)	(.49)	(.49)	(.50)	(.55)	(.57)
Net realized gains	(.00)***	—	—	(.00)***	(.01)	(.01)
Total distributions	(.27)	(.49)	(.49)	(.50)	(.56)	(.58)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 9.94	$ 12.46	$ 12.84	$ 12.78	$ 12.89	$ 12.51
Total Return (%)[b]	(18.26)c**	.88[c]	4.31[c]	3.13	7.65[c]	1.74[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	28	41	50	54	56
Ratio of expenses before expense reductions (including interest expense) (%)[d]	2.28*	2.37	1.97	2.09	1.85	1.90
Ratio of expenses after expenses reductions (including interest expense) (%)[d]	2.19*	2.32	1.96	2.09	1.80	1.68
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.67*	1.69	1.73	1.76	1.68	1.60
Ratio of net investment income (%)	4.73*	3.92	3.79	3.92	4.36	4.44
Portfolio turnover rate (%)	57**	70	57	43	34	44
[a] For the six months ended November 30, 2008 (Unaudited).
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended May 31,	2008[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 12.47	$ 12.84	$ 12.78	$ 12.89	$ 12.51	$ 12.87
Income from investment operations: Net investment income	.28	.49	.49	.51	.55	.57
Net realized and unrealized gain (loss)	(2.54)	(.37)	.06	(.11)	.39	(.35)
Total from investment operations	(2.26)	.12	.55	.40	.94	.22
Less distributions from: Net investment income	(.27)	(.49)	(.49)	(.51)	(.55)	(.57)
Net realized gains	(.00)***	—	—	(.00)***	(.01)	(.01)
Total distributions	(.27)	(.49)	(.49)	(.51)	(.56)	(.58)
Redemption fees	.00c***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 9.94	$ 12.47	$ 12.84	$ 12.78	$ 12.89	$ 12.51
Total Return (%)[b]	(18.31)c**	.98[c]	4.31[c]	3.15	7.66[c]	1.69[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	73	87	57	64	63	58
Ratio of expenses before expense reductions (including interest expense) (%)[d]	2.28*	2.31	1.96	2.07	1.84	1.87
Ratio of expenses after expenses reductions (including interest expense) (%)[d]	2.19*	2.31	1.96	2.07	1.79	1.65
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.67*	1.68	1.73	1.74	1.67	1.57
Ratio of net investment income (%)	4.73*	3.93	3.79	3.94	4.37	4.47
Portfolio turnover rate (%)	57**	70	57	43	34	44
[a] For the six months ended November 30, 2008 (Unaudited).
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended May 31,	2008[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 12.47	$ 12.85	$ 12.79	$ 12.89	$ 12.52	$ 12.87
Income from investment operations: Net investment income	.34	.62	.62	.63	.67	.67
Net realized and unrealized gain (loss)	(2.54)	(.38)	.06	(.10)	.38	(.34)
Total from investment operations	(2.20)	.24	.68	.53	1.05	.33
Less distributions from: Net investment income	(.33)	(.62)	(.62)	(.63)	(.67)	(.67)
Net realized gains	(.00)***	—	—	(.00)***	(.01)	(.01)
Total distributions	(.33)	(.62)	(.62)	(.63)	(.68)	(.68)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 9.94	$ 12.47	$ 12.85	$ 12.79	$ 12.89	$ 12.52
Total Return (%)	(17.90)b**	1.90[b]	5.36[b]	4.19	8.52	2.59[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	520	787	669	473	488	517
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.42*	1.53	1.04	1.14	.92	.86
Ratio of expenses after expenses reductions (including interest expense) (%)[c]	1.19*	1.32	.96	1.14	.92	.85
Ratio of expenses after expense reductions (excluding interest expense) (%)	.67*	.69	.73	.81	.80	.77
Ratio of net investment income (%)	5.73*	4.92	4.79	4.87	5.24	5.27
Portfolio turnover rate (%)	57**	70	57	43	34	44
[a] For the six months ended November 30, 2008 (Unaudited).
[b] Total returns would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended May 31,	2008[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 12.48	$ 12.85	$ 12.79	$ 12.90	$ 12.52	$ 12.87
Income from investment operations: Net investment income	.34	.62	.62	.63	.67	.67
Net realized and unrealized gain (loss)	(2.53)	(.37)	.06	(.10)	.39	(.34)
Total from investment operations	(2.19)	.25	.68	.53	1.06	.33
Less distributions from: Net investment income	(.34)	(.62)	(.62)	(.64)	(.67)	(.67)
Net realized gains	(.00)***	—	—	(.00)***	(.01)	(.01)
Total distributions	(.34)	(.62)	(.62)	(.64)	(.68)	(.68)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 9.95	$ 12.48	$ 12.85	$ 12.79	$ 12.90	$ 12.52
Total Return (%)	(17.86)b**	2.00	5.40	4.18[b]	8.67	2.61
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	6	3	3.36		.16
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.20*	1.32	.92	1.14	.88	.81
Ratio of expenses after expenses reductions (including interest expense) (%)[c]	1.20*	1.32	.92	1.11	.88	.81
Ratio of expenses after expense reductions (excluding interest expense) (%)	.68*	.69	.69	.78	.76	.73
Ratio of net investment income (%)	5.72*	4.92	4.83	4.90	5.28	5.31
Portfolio turnover rate (%)	57**	70	57	43	34	44
[a] For the six months ended November 30, 2008 (Unaudited).
[b] Total return would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Strategic High Yield Tax Free Fund (the "Fund") is a diversified series of DWS Municipal Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective at the beginning of the Fund's fiscal year. FAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of November 30, 2008, for the Fund's investments is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncement. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date").The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. The Fund generally intends, but is not obligated, to terminate its interest rate swaps before the effective date. Payments received or made at the end of the measurement period when the swap is terminated are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a board approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation.

Inverse Floaters. Inverse floating rate notes are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or a broker, consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate ("underlying bond"). Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which a Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. Certain inverse floater securities held by the Fund have been created with bonds purchased by the Fund and subsequently transferred to the trust. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the underlying bond in its investment portfolio and a corresponding liability in the statement of assets and liabilities equal to the floating rate note issued. When a trust is terminated and/or collapsed by either party, the related fixed rate securities held by the trust are delivered back to the Fund where they are either held or sold, and the related liability of the floating rate note issued is adjusted. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the Investment Company Act of 1940. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

The weighted average outstanding daily balance of the floating rate notes issued during the six months ended November 30, 2008 was approximately $222,705,000, with a weighted average interest rate of 2.66%.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders.

At May 31, 2008, the Fund had a net tax basis capital loss carryforward of approximately $15,748,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2009 ($2,732,000), May 31, 2010 ($4,526,000), May 31, 2012 ($3,607,000), May 31, 2013 ($2,355,000), May 31, 2014 ($2,294,000) and May 31, 2015 ($234,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of May 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position at the Fund's custodian bank at November 30, 2008. Previously, the Fund has utilized the direct method for presentation of its Statement of Cash Flows. The Fund has changed its presentation to the indirect method, which it believes provides a useful format and conforms to more common industry practice.

B. Purchases and Sales of Securities

During the six months ended November 30, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $757,718,321 and $941,888,858, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $300 million of the Fund's average daily net assets	.565%
Next $200 million of such net assets	.515%
Next $500 million of such net assets	.490%
Over $1 billion of such net assets	.470%

For the six months ended November 30, 2008, the Advisor waived a portion of its management fee aggregating $13,224 and the amount charged aggregated $2,908,527, which was equivalent to an annualized effective rate of 0.51% of the Fund's average daily net assets.

For the period from June 1, 2008 through September 30, 2008, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class A	.93%
Class B	1.68%
Class C	1.68%
Class S	.68%

Effective October 1, 2008 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.91%
Class B	1.66%
Class C	1.66%
Class S	.66%
Institutional Class	.66%

For the six months ended November 30, 2008, the Advisor reimbursed $545,500 of sub-recordkeeping fees for Class S shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended November 30, 2008, the Advisor received an Administration Fee of $571,314, of which $76,022 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended November 30, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived
Class A	$ 36,397	$ 36,397
Class B	5,560	5,560
Class C	19,158	19,158
Class S	238,421	238,421
Institutional Class	277	194
	$ 299,813	$ 299,730

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended November 30, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2008
Class B	$ 83,572	$ 12,745
Class C	325,456	47,952
	$ 409,028	$ 60,697

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the six months ended November 30, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at November 30, 2008	Annualized Effective Rate
Class A	$ 403,163	$ 62,382	$ 54,287.21%
Class B	27,897	4,236	2,801.21%
Class C	106,578	17,129	—	.21%
	$ 537,638	$ 83,747	$ 57,088

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended November 30, 2008 aggregated $38,768.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended November 30, 2008, the CDSC for Class B and Class C aggregated $27,223 and $26,701, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended November 30, 2008, DIDI received $13,694 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended November 30, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $20,766, all of which is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

D. Investing in High-Yield Securities

Investing in high-yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high-yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended November 30, 2008, the Fund's custodian fee was reduced by $2,009 and $1,767, respectively, for the custody and transfer agent credits earned.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

At November 30, 2008, the Fund had a $2,000,000 outstanding loan. Interest expense incurred on the borrowing was $17,582 for the six months ended November 30, 2008. The average dollar amount of the borrowings was $8,899,000, the weighted average interest rate on these borrowings was 1.37% and the Fund had a loan outstanding for fifty two days throughout the period.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended November 30, 2008		Year Ended May 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	5,155,663	$ 60,961,743	15,729,060	$ 198,897,146
Class B	143,265	1,672,682	295,659	3,730,524
Class C	1,384,155	16,355,946	3,567,868	45,064,789
Class S	18,670,370	211,343,973	24,607,422	309,621,448
Institutional Class	548,670	6,546,408	212,277	2,697,166
		$ 296,880,752		$ 560,011,073
Shares issued to shareholders in reinvestment of distributions
Class A	536,807	$ 6,141,275	634,058	$ 7,989,384
Class B	21,351	245,468	48,834	617,211
Class C	99,942	1,141,169	111,932	1,412,162
Class S	980,794	11,253,668	1,592,198	20,119,238
Institutional Class	21,988	251,603	17,749	224,199
		$ 19,033,183		$ 30,362,194
Shares redeemed
Class A	(6,325,658)	$ (70,013,092)	(4,838,808)	$ (60,890,039)
Class B	(815,840)	(9,609,932)	(1,307,999)	(16,591,591)
Class C	(1,062,510)	(11,766,982)	(1,194,207)	(15,102,302)
Class S	(30,426,844)	(340,674,055)	(15,178,878)	(191,233,535)
Institutional Class	(51,992)	(597,404)	(10,972)	(138,736)
		$ (432,661,465)		$ (283,956,203)
Redemption fees		$ 7,871		$ 13,979
Net increase (decrease)
Class A	(633,188)	$ (2,908,007)	11,524,310	$ 146,000,411
Class B	(651,224)	(7,691,782)	(963,506)	(12,243,839)
Class C	421,587	5,731,410	2,485,593	31,378,855
Class S	(10,775,680)	(118,071,887)	11,020,742	138,512,987
Institutional Class	518,666	6,200,607	219,054	2,782,629
		$ (116,739,659)		$ 306,431,043

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2006. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 1st quartile, 1st quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-year period ended December 31, 2007 and has outperformed its benchmark in the three- and five-year periods ended December 31, 2007.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	NOTAX	NOTBX	NOTCX	SHYTX	NOTIX
CUSIP Number	23337W-105	23337W-204	23337W-303	23337W-501	23337W-600
Fund Number	152	252	352	2008	512

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Strategic High Yield Tax Free Fund, a series of DWS Municipal Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	January 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Strategic High Yield Tax Free Fund, a series of DWS Municipal Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	January 28, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                                     January 28, 2009